UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2010
JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On June 22, 2010, JPMorgan Chase & Co. ("JPMorgan Chase" or the "Firm") announced that Douglas L. Braunstein, 49, has been appointed as Chief Financial Officer of the Firm and as a member of the Firm's Operating Committee. Mr. Braunstein had served as head of Investment Banking, Americas since 2008. Prior to heading Investment Banking, Americas, Mr. Braunstein served in a number of senior Investment Banking roles, including as head of Investment Banking Coverage from 2002 and as head of Global Mergers and Acquisitions from 1997 to 2002. He has been a member of the Firm's Executive Committee since 2005. Mr. Braunstein joined JPMorgan Chase in 1997.

JPMorgan Chase also announced that Michael J. Cavanagh, formerly Chief Financial Officer, has been appointed as head of Treasury & Securities Services (TSS), and Heidi Miller, formerly head of TSS, has been appointed President of International.

A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1. Exhibit 99.1 shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934 and the information contained in Exhibit 99.1 shall be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

This current report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's actual results to differ materially from those described in the forward-looking statements can be found in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with the Securities and Exchange Commission and available on JPMorgan Chase's website (www.jpmorganchase.com ) and on the Securities and Exchange Commission's website ( www.sec.gov ). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated June 22, 2010

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

	By:	/s/ Anthony J. Horan
Anthony J. Horan
Corporate Secretary
Dated: June 24, 2010

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated June 22, 2010

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